UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Travelers Series Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

Travelers Series Fund Inc.

Smith Barney Money Market Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Travelers Series Fund Inc.

Smith Barney Money Market Portfolio

Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

Maximize current income consistent with preservation of capital. The Fund seeks to maintain a stable $1 share price.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Invest-ment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31, 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management

Travelers Series Fund Inc.         1

business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2         Travelers Series Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Travelers Series Fund Inc.          3

Manager Overview

Special Shareholder Notice

Effective November 1, 2005, the management fee payable by the Fund was reduced from 0.50% to 0.45% for asset levels up to $1 billion and is calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints at asset levels over $1 billion:

Average Daily Net Assets	Management Fee
First $1 Billion	0.450%
Next $1 Billion	0.425%
Next $3 Billion	0.400%
Next $5 Billion	0.375%
Over $10 Billion	0.350%

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the reporting period the U.S. economy expanded at a moderate pace. While economic growth slowed in the final quarter of 2004, consumer and investment demand remained firm. With a solid base to build upon, gross domestic product (“GDP”)i grew 3.5% in the first half of 2005 and 4.3% for the third quarter. Consumer spending and business spending grew at a firm rate, while inventories were pared down. The corporate environment remained healthy for the most part, as earnings were robust and balance sheets strong, all of which should support additional investment spending. The housing market also continued its healthy pace throughout much of the period, with the availability of innovative mortgage products, low interest rates and strong demand. Inflation concerns, which were more prevalent earlier in 2005, have re-emerged, in part as energy prices have risen. Oil prices moved higher during much of this fiscal year, even before Hurricane Katrina. This could be a drag on U.S. economic growth as we head into the winter heating season and as higher energy prices potentially work their way into the prices of other goods.

In response to the fundamental strength of the domestic economy, as well as concern for potential inflation risks, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates. The Fed increased the federal fundsiii rate eight times during the reporting period, bringing the rate to 3.75%. The tightening cycle is now 16 months old and the Fed has given every indication they will continue to gradually raise rates. At the current pace, the federal funds rate would be 4.25% at year-end and would be approaching a range that market participants would perhaps view as neutral. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25%, to 4.00%.

4         Travelers Series Fund Inc. 2005 Annual Report

Within this environment, the Fund performed as follows:

Performance Snapshot as of October 31, 2005 (unaudited)
	6 Months	12 Months
Smith Barney Money Market Portfolio	1.48%	2.44%

90-Day U.S. Treasury Bill Index	1.61%	2.80%

Lipper Variable Money Market Funds Category Average	1.43%	2.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Current reimbursements are voluntary and may be reduced or terminated at anytime. Absent these reimbursements performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005 and include the reinvestment of distributions, including returns of capital, if any. Returns were calculated among the 108 funds for the six-month period and among the 107 funds for the 12-month period in the variable money market funds category.

Performance Update1

For the 12 months ended October 31, 2005, the Smith Barney Money Market Portfolio, returned 2.44%. The Fund outperformed the Fund’s Lipper Variable Money Market Funds Category Average2, which increased 2.35% over the same time frame. It underperformed its unmanaged benchmark, the 90-Day U.S. Treasury Bill Index,iv which returned 2.80% for the same period.

As of October 31, 2005, the seven-day current yield for Smith Barney Money Market Portfolio was 3.35% and its seven-day effective yield, which reflects compounding, was 3.40%3.

In addition, your investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 107 funds in the Fund’s Lipper category, and excluding sales charges.
[3]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Travelers Series Fund Inc. 2005 Annual Report         5

Q. What were the most significant factors affecting Fund performance?

    What were the leading contributors to performance?

A. Over the first half of the reporting period we maintained a more cautious maturity stance as we anticipated the Fed would continue to raise the federal funds rate. In the latter part of the period we modestly extended the Fund’s average maturity.

    What were the leading detractors from performance?

A. Through the reporting period we maintained a high quality, diversified portfolio supported by thorough credit analysis. We did not invest in any securities that were detrimental to the performance of the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A. We utilized U.S. government agencies and longer dated bank obligations to extend the average maturity of the Fund.

Thank you for your investment in the Travelers Series Fund Inc.—Smith Barney Money Market Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Martin Hanley

Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The 90-day U.S. Treasury Bill Index is an unmanaged index that consists of one 90-day United States Treasury Bill whose return is tracked until its maturity.

6         Travelers Series Fund Inc. 2005 Annual Report

Fund at a Glance (unaudited)

Travelers Series Fund Inc. 2005 Annual Report         7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Smith Barney Money Market Portfolio	1.48%	$1,000.00	$1,014.80	0.51%	$2.59

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Travelers Series Fund Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Smith Barney Money Market Portfolio	5.00%	$1,000.00	$1,022.63	0.51%	$2.60

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of voluntary expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Travelers Series Fund Inc. 2005 Annual Report         9

Schedule of Investments (October 31, 2005)

SMITH BARNEY MONEY MARKET PORTFOLIO

Face Amount	Security	Value
SHORT-TERM INVESTMENTS — 100.9%
Bank Notes — 1.7%
$8,000,000	Bank of America Corp., 4.010%, 12/13/05 (Cost — $8,000,000)	$8,000,000

Certificates of Deposit — 6.9%
	HSBC Bank USA:
10,000,000	3.720%, 11/9/05	10,000,011
3,000,000	3.415%, 11/21/05	2,999,957
2,000,000	3.990%, 7/17/06	2,000,000
	Wells Fargo Bank NA:
3,000,000	3.890%, 11/21/05	3,000,000
10,000,000	4.030%, 11/28/05	10,000,000
5,000,000	4.010%, 12/12/05	4,999,969

	Total Certificates of Deposit (Cost — $32,999,937)	32,999,937

Commercial Paper — 37.3%
	ANZ Delaware Inc.:
12,900,000	3.840%, 11/4/05	12,895,883
6,200,000	3.740%, 11/14/05	6,191,694
5,000,000	Bank of America Corp., 4.140%, 1/23/06	4,952,736
11,000,000	CBA Delaware Finance Inc., 3.710%, 11/14/05	10,985,382
	Danske Corp., Series A:
5,000,000	4.010%, 12/12/05	4,977,279
4,500,000	3.990%, 12/27/05	4,472,280
3,000,000	4.130%, 2/13/06	2,964,727
5,000,000	Dexia Delaware LLC, 3.790%, 11/1/05	5,000,000
	General Electric Capital Corp.:
3,000,000	3.460%, 11/29/05	2,992,067
5,000,000	3.530%, 12/12/05	4,980,240
5,000,000	3.890%, 2/13/06	4,944,678
5,000,000	3.930%, 3/2/06	4,935,299
15,000,000	Goldman Sachs Group Inc., 3.990%, 11/21/05	14,966,833
5,000,000	Hanover Funding Co., LLC, 3.970%, 11/17/05	4,991,200
	ING U.S. Funding LLC:
5,000,000	3.870%, 11/10/05	4,995,175
4,875,000	3.750%, 11/17/05	4,866,918
8,000,000	4.010%, 11/28/05	7,976,000
8,000,000	Lloyds TSB Bank PLC, 3.770%, 11/1/05	8,000,000
10,000,000	Moat Funding LLC, 4.060%, 11/17/05	9,982,000
5,000,000	Nordea North America Inc., 4.390%, 4/27/06	4,894,415
5,000,000	Regency Markets No. 1 LLC, 3.950%, 11/14/05	4,992,886
5,600,000	Royal Bank of Scotland PLC, 3.720%, 11/16/05	5,591,367
10,000,000	Svenska Handelsbanken NY, 4.070%, 1/11/06	9,920,519
18,000,000	Three Pillars Funding Corp., 4.030%, 11/1/05	18,000,000

See Notes to Financial Statements.

10         Travelers Series Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face Amount	Security	Value
Commercial Paper — 37.3% (continued)
$10,000,000	Westpac Capital Corp., 4.090%, 12/23/05	$9,941,355

	Total Commercial Paper (Cost — $179,410,933)	179,410,933

Time Deposits — 4.9%
5,552,000	Societe Generale NY, 4.040%, 11/1/05	5,552,000
18,000,000	State Street Cayman Islands, 4.030%, 11/1/05	18,000,000

	Total Time Deposits (Cost — $23,552,000)	23,552,000

U.S. Government Agencies — 2.5%
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
5,000,000	3.900%, 2/14/06	4,944,219
3,000,000	3.610%, 3/27/06	2,957,295
	Federal National Mortgage Association (FNMA), Discount Notes:
2,294,000	3.770%, 1/27/06	2,273,488
2,000,000	4.340%, 9/29/06	1,923,179

	Total U.S. Government Agencies (Cost — $12,098,181)	12,098,181

Certificates of Deposit (Euro) — 3.1%
	Calyon:
3,000,000	3.460%, 12/30/05	3,000,000
7,000,000	3.525%, 12/30/05	6,997,259
5,000,000	Societe Generale London, 3.440%, 11/14/05	5,000,016

	Total Certificates of Deposit (Euro) (Cost — $14,997,275)	14,997,275

Certificates of Deposit (Yankee) — 44.5%
	Abbey National Treasury Services PLC:
10,000,000	3.860%, 11/14/05	10,000,000
5,000,000	4.090%, 5/22/06	5,000,000
15,000,000	Bank of Montreal, 3.800%, 11/3/05	15,000,000
	Barclays Bank PLC:
13,000,000	3.760%, 11/1/05	13,000,000
5,000,000	4.180%, 3/6/06	5,000,000
	BNP Paribas NY Branch:
8,000,000	3.510%, 12/13/05	7,999,461
5,000,000	4.010%, 2/28/06	4,998,486
3,500,000	4.235%, 8/25/06	3,497,230
	Calyon NY:
5,000,000	3.415%, 11/14/05	5,000,000
2,500,000	4.015%, 2/28/06	2,499,918
15,000,000	Credit Suisse First Boston NY, 3.890%, 11/14/05	15,000,000
	Depfa Bank PLC:
5,000,000	3.415%, 11/10/05	5,000,000
6,000,000	3.790%, 12/1/05	6,000,000

See Notes to Financial Statements.

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Schedule of Investments (October 31, 2005) (continued)

Face Amount	Security	Value
Certificates of Deposit (Yankee) — 44.5% (continued)
	Deutsche Bank NY:
$3,000,000	3.600%, 12/27/05	$3,000,000
5,000,000	4.100%, 5/22/06	5,000,000
13,000,000	Dexia Credit Local SA, 3.765%, 11/1/05	13,000,000
10,000,000	Dresdner Bank NY, 3.905%, 11/17/05	10,000,000
5,000,000	HBOS Treasury Services, 3.230%, 2/14/06	4,988,462
	Lloyds TSB Bank PLC NY:
5,000,000	3.535%, 12/12/05	5,000,000
3,000,000	4.040%, 1/6/06	3,000,027
8,000,000	Rabobank Nederland NV NY, 3.760%, 11/1/05	8,000,000
	Royal Bank of Canada NY:
11,000,000	3.770%, 11/1/05	11,000,000
5,000,000	3.990%, 2/21/06	5,000,000
2,000,000	4.030%, 7/24/06	1,998,520
	Royal Bank of Scotland NY:
5,000,000	3.830%, 3/6/06	5,000,511
1,500,000	4.225%, 8/15/06	1,500,000
3,000,000	4.640%, 11/1/06	3,000,000
	Societe Generale North America:
3,500,000	3.800%, 11/28/05	3,499,961
2,000,000	3.730%, 6/23/06	2,000,000
3,000,000	Svenska Handelsbanken NY, 3.705%, 11/1/05	3,000,000
3,000,000	Toronto Dominion Bank NY, 3.520%, 12/29/05	3,000,366
15,000,000	UBS AG Stamford CT, 3.775%, 11/1/05	15,000,000
10,000,000	Wachovia Bank NA, 3.760%, 11/1/05	10,000,000

	Total Certificates of Deposit (Yankee) (Cost — $213,982,942)	213,982,942

	TOTAL INVESTMENTS — 100.9% (Cost — $485,041,268#)	485,041,268
	Liabilities in Excess of Other Assets — (0.9)%	(4,369,648)

	TOTAL NET ASSETS — 100.0%	$480,671,620

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

12         Travelers Series Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at amortized cost	$485,041,268
Cash	571
Interest receivable	1,789,897
Receivable for Fund shares sold	158,353
Prepaid expenses	8,345

Total Assets	486,998,434

LIABILITIES:
Payable for securities purchased	3,000,000
Payable for Fund shares repurchased	2,583,261
Distributions payable	484,630
Management fee payable	206,701
Transfer agent fees payable	1,042
Accrued expenses	51,180

Total Liabilities	6,326,814

Total Net Assets	$480,671,620

NET ASSETS:
Par value (Note 3)	$4,807
Paid-in capital in excess of par value	480,668,240
Accumulated net investment loss	(902)
Accumulated net realized loss on investments	(525)

Total Net Assets	$480,671,620

Shares Outstanding	480,666,096

Net Asset Value	$1.00

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         13

S tatement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$14,377,067

EXPENSES:
Management fee (Note 2)	2,458,420
Custody fees	40,316
Audit and tax	27,246
Shareholder reports	17,977
Directors’ fees	14,151
Legal fees	9,204
Transfer agent fees (Note 2)	4,398
Insurance	749

Total Expenses	2,572,461
Less: Expense reimbursement (Note 2)	(27,581)

Net Expenses	2,544,880

Net Investment Income	11,832,187

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):
Net Loss on Investments	(525)

Increase in Net Assets From Operations	$11,831,662

See Notes to Financial Statements.

14         Travelers Series Fund Inc. 2005 Annual Report

S tatements of Changes in Net Assets (For the years ended October 31,)

	2005	2004
OPERATIONS:
Net investment income	$11,832,187	$3,804,976
Net realized gain (loss)	(525)	455

Increase in Net Assets From Operations	11,831,662	3,805,431

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(11,832,187)	(3,804,976)

Decrease in Net Assets From Distributions to Shareholders	(11,832,187)	(3,804,976)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	130,216,637	128,585,681
Reinvestment of distributions	11,533,870	3,756,423
Cost of shares repurchased	(172,163,455)	(221,114,759)
Net assets of shares issued in connection with merger (See Note 5)	545,829	—

Decrease in Net Assets From Fund Share Transactions	(29,867,119)	(88,772,655)

Decrease in Net Assets	(29,867,644)	(88,772,200)
NET ASSETS:
Beginning of year	510,539,264	599,311,464

End of year*	$480,671,620	$510,539,264

* Includes accumulated net investment loss and undistributed net investment income of:	$(902)	$499

See Notes to Financial Statements.

Travelers Series Fund Inc. 2005 Annual Report         15

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Money Market Portfolio	2005	2004(1)	2003(1)	2002	2001
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.024	0.007	0.007	0.014	0.044
Distributions from net investment income	(0.024)	(0.007)	(0.007)	(0.014)	(0.044)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return(2)	2.44%	0.71%	0.74%	1.40%	4.46%

Net Assets, End of Year (millions)	$481	$511	$599	$733	$605

Ratios to Average Net Assets:
Gross expenses	0.52%	0.53%	0.53%	0.53%	0.53%
Net expenses(3)	0.52 (4)	0.53 (4)	0.53	0.53	0.53
Net investment income	2.41	0.71	0.75	1.38	4.17

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return have been lower. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25%. Such expense limitation is voluntary and may be decreased or terminated at any time.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. If the manager had not waived and/or reimbursed expenses, the ratio of expenses to average net assets would not have changed.

See Notes to Financial Statements.

16         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Money Market Portfolio (the “Fund”) is a separate investment fund of Travelers Series Fund Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to their compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(e) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$99	$(99)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

Travelers Series Fund Inc. 2005 Annual Report         17

Notes to Financial Statements (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

The Fund has a voluntary expense limitation in place of 1.25%. During the year ended October 31, 2005, SBFM reimbursed expenses in the amount of $27,581.

The Board of Directors of Travelers Series Fund, Inc., on behalf of its series, Smith Barney Money Market Portfolio, has approved an amendment to the management contract between the Fund and Smith Barney Fund Management LLC as set forth below:

Effective November 1, 2005, the management fee payable by the Fund was reduced from 0.50% to 0.45% for asset levels up to $1 billion and is calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints at asset levels over $1 billion:

Average Daily Net Assets	Management Fee
First $1 Billion	0.450%
Next $1 Billion	0.425%
Next $3 Billion	0.400%
Next $5 Billion	0.375%
Over $10 Billion	0.350%

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2005, the Fund paid transfer agent fees of $4,170 to CTB.

Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Capital Shares

At October 31, 2005, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and has an equal entitlement to any dividends and distributions made by the Fund.

Capital stock transactions were as follows:

	Year Ended October 31, 2005	Year Ended October 31, 2004
Shares sold	130,209,587	128,585,681
Shares issued on reinvestment	11,533,870	3,756,423
Shares repurchased	(172,163,455)	(221,114,759)
Shares issued in connection with merger (Note 5)	547,329	—

Net Decrease	(29,872,669)	(88,772,655)

18         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

4.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end October 31, 2005, the Fund has made the following net investment income distributions:

Record Date Payable Date	Per Share
Daily
11/17/2005	$0.0026
Daily
12/15/2005	0.0028

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$11,832,187	$3,804,976

As of October 31, 2005 there were no significant differences between the book and tax components of net assets.

As of October 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2013	$(525)

This amount will be available to offset any future taxable capital gains.

5.	Transfer of Net Assets

On July 8, 2005, the Fund acquired the assets and certain liabilities of the GSS Salomon Brothers Variable Money Market Fund pursuant to a plan of reorganization approved by GSS Salomon Brothers Variable Money Market Fund shareholders on July 1, 2005. Total shares issued by the Fund, the total net assets of the GSS Salomon Brothers Variable Money Market Fund and total net assets of the Fund on the date of transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the GSS Salomon Brothers Variable Money Market Fund	Total Net Assets of the Fund
GSS Salomon Brothers Variable Money Market Fund	547,329	$545,829	$490,581,343

Total net assets of the Fund immediately after the transfer were $491,127,172. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Travelers Series Fund Inc. 2005 Annual Report         19

Notes to Financial Statements (continued)

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such

20         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently- filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

Travelers Series Fund Inc. 2005 Annual Report         21

Notes to Financial Statements (continued)

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

8.	Other Matters

The Fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the SEC informed SBFM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

9.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributor, CGM, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of

22         Travelers Series Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Travelers Series Fund Inc. 2005 Annual Report         23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Travelers Series Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Money Market Portfolio, a series of Travelers Series Fund Inc. as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Money Market Portfolio as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

24         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

At meetings of the Board of Travelers Series Fund Inc., on behalf of its series, Smith Barney Money Market Portfolio (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), the Board received information from the Fund’s manager, Smith Barney Fund Management LLC (the “Manager”), to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager, and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund. In voting to approve the Management Agreement, the Board, including the Independent Board Members, considered whether the approval would be in the best interest of the Fund and its shareholders based upon several factors including those discussed below.

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

Travelers Series Fund Inc. 2005 Annual Report         25

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and reviewed performance information for the Fund as well as for a group of comparable funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all variable insurance products classified as “money market funds” by Lipper, showed that the Fund’s performance, as of March 31, 2005, for the 1-year period was better than the median while the 3-, 5- and 10-year periods were within the median range. Based on their review, which included careful consideration of all the factors noted above, the Board concluded that the Fund’s relative performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees the Manager charged its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts.

26         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the current distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors were expended.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 variable insurance portfolio funds (including the Fund) classified as “money market funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group but were higher than the median. The Board noted that the Fund’s actual total expense ratio was also higher than the median. After discussion with the Board, the Manager offered to reduce the Contractual Management Fee and institute fee breakpoints effective November 1, 2005; as the Fund’s assets grow the impact of the breakpoints will become effective.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Board under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board determined that the Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional

Travelers Series Fund Inc. 2005 Annual Report         27

Board Approval of Management Agreement (unaudited) (continued)

breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Fund realizes or might realize economies of scale or how great they may be.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for sharing economies of scale with shareholders as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing economies of scale or other efficiencies that might accrue from increases in the asset level. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale, as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Management Agreement to continue for another year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

28         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and

Travelers Series Fund Inc. 2005 Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

(d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

30         Travelers Series Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreement, and reached substantially the same conclusions.

Travelers Series Fund Inc. 2005 Annual Report         31

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. (the “Company”) are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, by calling 1-800-451-2010.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Former Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A., (a publicly held French Company-media management operations), SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	11	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Birth Year: 1945	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	11	None

32         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	171	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001-2003); Director of Global Funds Administration of CAM (from 2000-2001); Head of U.S. Citibank Funds Administration of CAM (from 1998-2000)	N/A	N/A

Travelers Series Fund Inc. 2005 Annual Report         33

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
James M. Giallanza CAM 125 Broad Street, 11th Floor New York, NY 10005 Birth Year: 1966	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Director and Controller of the U.S. wholesale business at UBS Global Asset Management US, Inc. (from September 2001 to July 2004); Director of Global Funds Administration at CAM (from June 2000 to September 2001); Treasurer of the Lazard Funds (from June 1998 to June 2000)	N/A	N/A

Martin R. Hanley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1965	Vice President and Investment Officer	Since 1994	Director of CAM	N/A	N/A

34         Travelers Series Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Managing Director of CAM; Director of CAM (2000-2005); Director of Compliance, North America, CAM (2000-2005); Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer, TIA (from 2002 to 2005) )	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Travelers Series Fund Inc. 2005 Annual Report         35

Travelers Series Fund Inc.

Smith Barney Money Market Portfolio

DIRECTORS

Robert A. Frankel

Michael E. Gellert

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Susan M. Heilbron

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

James M. Giallanza

Chief Financial Officer and Treasurer

Martin R. Hanley

Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Robert I.. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY ADMINISTRATION

Travelers Annuity
Investor Services

One Cityplace

Hartford, CT 06103-3415

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. —  Smith Barney Money Market Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

IN0253 12/05	05-9419

Travelers Series Fund Inc.

Smith Barney Money Market Portfolio

The Fund is a separate investment fund of the Travelers Series Fund Inc., a Maryland corporation.

TRAVELERS SERIES FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,000 in 2004 and $177,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Travelers Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $35,400 in 2004 and $37,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Travelers Series Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Travelers Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a)

the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Travelers Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Travelers Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Funds Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Travelers Series Funds Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Travelers Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Travelers Series Fund Inc.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Travelers Series Fund Inc.

Date: January 9, 2006

By:	/s/ JAMES M. GIALLANZA
(James M. Giallanza)
Chief Financial Officer of
Travelers Series Fund Inc.

Date: January 9, 2006